SUPPLEMENT Dated August 7, 2006

To The Prospectus Dated April 28, 2006 For

ING Variable Annuity Contract

Issued By ReliaStar Life Insurance Company of New York

Through Separate Account NY-B of ReliaStar Life Insurance Company of New York

This supplement updates the prospectus. Please read it carefully and keep it with your copy of the prospectus for future reference. If you have any questions, please call our Customer Contact Center at

1-800-366-0066.

The Minimum Guaranteed Withdrawal Benefit (MGWB) rider (ING PrincipalGuard Withdrawal Benefit) is now available with the premium credit option.

Accordingly, Under “CHARGES AND FEES,” “Optional Rider Charges,” please replace the second sentence of the paragraph with the following:

But these riders, depending on the rider, may not be available if you elect the premium credit option.

Under “THE ANNUITY CONTRACT,” “Additional Credit to Premium,” please replace the last two sentences of the first paragraph with the following:

You may not elect to add the premium credit option to your Contract in conjunction with either the MGIB rider or, before August 7, 2006, the MGWB rider. For Contracts purchased on and after August 7, 2006, the MGWB rider is available if you elect the premium credit option. You may elect the MGAB rider with the premium credit option.

Also under “THE ANNUITY CONTRACT,” “Minimum Guaranteed Withdrawal Benefit Rider (MGWB),” please replace the last sentence of the first paragraph with the following:

For Contracts purchased on and after August 7, 2006, the MGWB rider is available if you elect the premium credit option. (Otherwise, the MGWB rider is not available with the premium credit option.)